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                                                           PROSPECTUS SUPPLEMENT

                                                           MARCH 31, 2005


MORGAN STANLEY INSTITUTIONAL FUND, INC.

The Fund has suspended offering shares of the Small Company Growth Portfolio to new investors, except as follows. The Fund will continue to offer shares of the Portfolio to clients of Morgan Stanley's proprietary mutual fund asset allocation program. The Fund will continue to offer shares of the Portfolio to existing shareholders. The Fund may recommence offering shares of the Portfolio to new investors in the future.

This Supplement supersedes the Supplement dated February 4, 2005 to the Prospectus dated April 30, 2004 of the Portfolio.



[SIDENOTE]
SUPPLEMENT DATED MARCH 31, 2005 TO THE PROSPECTUS DATED APRIL 30, 2004 OF:

SMALL COMPANY GROWTH PORTFOLIO







PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.